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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2006



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       1-16383               95-4352386
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                             Identification No.)

            717 Texas Avenue
               Suite 3100
             Houston, Texas                                     77002
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01      Entry into a Material Definitive Agreement.

         On July 25, 2006, the Compensation Committee of the Board of Directors (the "Board") of Cheniere Energy, Inc. (the "Company") approved the payment of $100,000 to each non-employee director of the Company as compensation for services for the period from the current year's annual meeting of Stockholders (May 23, 2006) until the next year's annual meeting of Stockholders (the "Annual Period"). An additional payment of $20,000 was approved for the chairman of the Audit Committee and the chairman of the Compensation Committee for the Annual Period. The payment shall be made, at the election of the director, either 100% in shares of the Company's restricted stock, 100% in cash or 50% in cash and 50% in shares of restricted stock. Cash payments shall be made quarterly as of the last business day of July, October, January and April, beginning on July 31, 2006. Shares of restricted stock will be issued in December 2006. The number of restricted shares to be issued will be determined based on a 25% discount to the closing price of the Company's common stock as reported on the American Stock Exchange on the date of the Company's December 2006 Board meeting or the last business day of the calendar year, if there is no December Board meeting (the "Date of Grant"). Vesting will occur for one-third of the restricted shares on each anniversary of the Date of Grant beginning on the first anniversary of the Date of Grant. A summary of the compensation to be paid to non-employee directors is attached hereto as Exhibit 10.1.


Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number            Description
------            -----------

10.1              Summary of Compensation to Non-Employee Directors
                  (filed herewith)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHENIERE ENERGY, INC.


         Date:  July 31, 2006       By:      /s/ Don A. Turkleson
                                             ---------------------------
                                    Name:    Don A. Turkleson
                                    Title:   Senior Vice President and Chief
                                             Financial Officer


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 EXHIBIT INDEX



 Exhibit
 Number         Description
 ------         -----------

 10.1           Summary of Compensation to Non-Employee Directors
                (filed herewith)